                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.       )

File by the Registrant   [X]
Filed by a Party other than the Registrant     [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement       [ ]  Confidential, For Use of the Com-
[X] Definitive Proxy Statement             mission Only (as permitted by Rule
[ ] Definitive Additional Materials        14a-6(e)(2))
[ ] Soliciting Material Pursuant to
    Rule 14a-11(c) or Rule 14a-12

                            SMITH-MIDLAND CORPORATION
--------------------------------------------------------------------------------

                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      [X] No fee required.
      [ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and
          0-11.

     (1)  Title of each class of securities to which transaction applies:


     (2)  Aggregate number of securities to which transaction applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:


      [ ] Fee paid previously with preliminary materials:

      [ ] Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement no.:

     (3)  Filing Party:

     (4)  Date Filed:

                           SMITH-MIDLAND CORPORATION
                                    Route 28
                            Midland, Virginia  22728


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        To be held on November 21, 2000



TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of SMITH-MIDLAND CORPORATION (the "Company"), a Delaware corporation, will be held on Tuesday, November 21, 2000 at 7:00pm at the Company's Corporate Headquarters, located at 5119 Catlett Road, Midland, Virginia 22728 for the following purposes:

     1.   To elect four (4) members of the Board of Directors;

     2. To ratify a proposed amendment to the Smith-Midland Corporation 1994 Stock Option Plan to increase the number of shares authorized to be issued under the Plan to 575,000 shares;

     3. To ratify and approve the engagement of BDO Seidman, LLP as independent auditors for the Company for the year ending December 31, 2000;

     4. To consider and act upon any matters incidental to the foregoing and any other matters that may properly come before the meeting or any and all adjournments thereof.

     The Board of Directors has fixed the close of business on October 13, 2000 as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or adjournments thereof.

     We hope that all Stockholders will be able to attend the Annual Meeting in person. In order to assure that a quorum is present at the Annual Meeting, please date, sign and promptly return the enclosed proxy whether or not you expect to attend the Annual Meeting. A postage-prepaid envelope has been enclosed for your convenience. If you attend the Annual Meeting, your proxy will, at your request, be returned to you and you may vote your shares in person.


                                         By Order of the Board of Directors

                                         /s/ Rodney I. Smith
                                         Rodney I. Smith
                                         President

                                         Midland, Virginia
                                         October 27, 2000

                           SMITH-MIDLAND CORPORATION
                                    Route 28
                            Midland, Virginia  22728


                                PROXY STATEMENT
                     For the Annual Meeting of Stockholders
                        To be held on November 21, 2000




     The enclosed proxy is solicited by the Board of Directors of SMITH-MIDLAND CORPORATION (the "Company") for use at the Annual Meeting of Stockholders to be held on Tuesday, November 21, 2000 at 7:00 PM at the Company's Corporate Headquarters, located at 5119 Catlett Road, Midland, Virginia 22728 and at any adjournment or adjournments thereof.

     Stockholders of record at the close of business on October 13, 2000 will be entitled to vote at the Annual Meeting or any adjournment thereof. On or about that date, 3,050,798 shares of the Company's Common Stock, $.01 par value per share (the "Common Stock"), were issued and outstanding. The Company has no other outstanding voting securities.

     Each share of Common Stock entitles the holder to one vote with respect to all matters submitted to Stockholders at the Annual Meeting. A quorum for the Annual Meeting is a majority of the shares outstanding. Directors will be elected by plurality vote. Other proposals to be voted upon by the Stockholders of the Company require the votes of a majority of shares of Common Stock present at the Annual Meeting for passage. Abstentions and broker non-votes (the latter of which result when a broker holding shares for a beneficial holder in "street name" has not received timely voting instructions on certain matters from such beneficial holder and the broker does not have discretionary voting power on such matters) are counted for purposes of determining the presence or absence of a quorum at the Annual Meeting. Abstentions are counted in tabulations of the votes cast on proposals presented to Stockholders, whereas broker non-votes are not counted for purposes of determining whether stockholder approval for a proposal has been obtained.

     An Annual Report, containing the Company's audited financial statements for the years ended December 31, 1999 and December 31, 1998, is being mailed to all stockholders entitled to vote. This Proxy Statement and the accompanying proxy were first mailed to Stockholders on or about October 31, 2000.

     Execution of a proxy will not in any way affect a Stockholder's right to attend the Annual Meeting and vote in person. The proxy may be revoked at any time before it is exercised by written notice to the Secretary prior to the Annual Meeting, or by giving to the Secretary a duly executed proxy bearing a later date than the proxy being revoked at any time before such proxy is voted, or by appearing at the Annual Meeting and voting in person. The shares represented by all properly executed proxies received in time for the Annual Meeting will be voted as specified therein. In the absence of a special choice, shares will be voted in favor of the election of Directors of those persons named in this Proxy Statement and in favor of all other items set forth herein.


     The Board of Directors knows of no other matter to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote may be taken, such shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies. The Board of Directors knows of no matter to be acted upon at the Annual Meeting that would give rise to appraisal rights for dissenting stockholders.

                                  Proposal #1
                                  -----------

                             ELECTION OF DIRECTORS

     Four Directors, constituting the entire Board of Directors, are to be elected at the Annual Meeting. Each Director of the Company is elected at the Company's Annual Meeting of Stockholders and serves until his successor is duly elected by the stockholders. Vacancies and newly created directorships resulting from any increase in the number of authorized Directors may be filled by a majority vote of Directors then remaining in office. Officers are elected by and serve at the direction of the Board of Directors.

     Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for an individual Director, or for all Directors, will be voted (unless one or more nominees are unable or unwilling to serve) for the election of the nominees named below. The Board of Directors knows of no reason why any such nominee should be unwilling to serve, but if such should be the case, proxies will be voted for the election of some other person or for fixing the number of Directors at a lesser number.


The Board unanimously recommends that Stockholders vote FOR election of the four nominees for Director.

The following table sets forth certain information concerning each nominee for election as a Director of the Company:




                                          Director
Name                            Age    Officer Since  Position
----                            ---    -------------  --------

Rodney I. Smith                 61           1970      Chief Executive Officer, President
and Chairman of the Board of
Directors

Ashley B. Smith                 38           1994      Vice President of Sales and
Marketing and Director

Wesley A. Taylor                52           1994      Vice President of Administration
and Director

Andrew Kavounis                 75           1995      Director


Background

     The following is a brief summary of the background of each Director and nominee for Director of the Company:

Rodney I. Smith. Chairman of the Board of Directors, Chief Executive Officer and President. Rodney I. Smith co-founded the Company in 1960 and became its

President and Chief Executive Officer in 1965. He has served on the Board of Directors and has been its Chairman since 1970. Mr. Smith is the principal developer and inventor of the Company's proprietary and patented products. Mr. Smith is the past President of the National Precast Concrete Association. Mr. Smith has served on the Board of Trustees of Bridgewater College in Bridgewater, Virginia since 1986.

Ashley B. Smith. Vice President of Sales and Marketing and Director. Ashley B. Smith has served as Vice President of Sales and Marketing of the Company since 1990 and as a Director since December 1994. Mr. Smith holds a Bachelor of Science degree in Business Administration from Bridgewater College. Mr. Ashley
B. Smith is the son of Mr. Rodney I. Smith.

Wesley A. Taylor. Vice President of Administration and Director. Wesley A. Taylor has served as Vice President of Administration of the Company since 1989 and as a Director since December 1994, and previously held positions as Controller and Director of Personnel and Administration. Mr. Taylor holds a Bachelor of Arts degree from Northwestern State University.

Andrew Kavounis. Director. Andrew Kavounis has served as a Director of the Company since December 1995. Mr. Kavounis was President of Core Development Co., Inc., a privately held construction and development concern, from 1991 until he retired in 1995. From 1989 to 1991, Mr. Kavounis was the Executive Vice President of the Leadership Group, a Maryland based builder and developer. Prior to that time, Mr. Kavounis spent 37 years as an executive at assorted construction and development companies, which included a position as the National Vice President of Ryland Homes, a privately held company, in which capacity he was directly responsible for the construction of 17,000 homes annually, nationwide. Mr. Kavounis received a Bachelor of Science degree in Chemical Engineering from Presbyterian College, a Bachelor of Science degree in Civil and Mechanical Engineering from Wofford College, and a Master's degree in Business Administration from the University of South Carolina.


      GENERAL INFORMATION RELATING TO THE BOARD OF DIRECTORS AND OFFICERS

Meetings and Committees of the Board of Directors

     The Board of Directors has a Compensation Committee. The Compensation Committee consists of Andrew Kavounis and Wesley A. Taylor. The Compensation Committee was established to set and administer the policies that govern annual compensation for the Company's executives. Following review and approval by the Compensation Committee of the compensation policies, all issues pertaining to executive compensation are submitted to the Board of Directors for approval.
The Compensation Committee negotiates and approves compensation arrangements for officers, employees, consultants and directors of the Company, including, but not limited to, the grant of options to purchase the Common Stock pursuant to the Company's 1994 Stock Option Plan or other plans which may be established. The Compensation Committee did not meet during 1999; rather, these matters were addressed by the Board of Directors as a whole.

     The Company does not have an audit committee, a standing nominating committee or a committee performing similar functions.

     The Board of Directors met formally (4) times during 1999 and met informally on a number of occasions, voting on corporate actions by written consent. All of the Company's current directors attended all of the meetings of the Board of Directors either in person or by telephone.

     With the exception of Rodney I. Smith and Ashley B. Smith, who are father and son, respectively, no Director or executive officer of the Company is related by blood, marriage, or adoption to any of the Company's other Directors or executive officers.


Compensation of Directors

     All non-employee Directors receive $500 per meeting as compensation for their services as Directors and are reimbursed for expenses incurred in connection with the performance of their duties. All employee Directors, except Rodney I Smith, receive $250 per meeting as compensation for their services and are reimbursed for expenses incurred in connection with the performance of their duties. Rodney I. Smith receives no compensation as a Director, but is reimbursed for expenses incurred in connection with the performance of his duties as a Director.

Compensation of Executive Officers

     The following table sets forth the compensation paid by the Company for services rendered for the last three completed fiscal years to the sole executive officer of the Company and its subsidiaries (the "named executive officer") whose cash compensation exceeded $100,000 during 1999:



                                Annual Compensation                          Long Term Compensation
                     ---------------------------------------      ---------------------------------------------

                                                                          Awards                 Payouts
                                                                 ------------------------  ---------------------
                                                                              Securities
                                                         Other                  Under-                   All
Name and                                                Annual    Restricted    lying                   Other
Principal                                               Compen-     Stock      Options/      LTIP      Compen-
Position              Year       Salary      Bonus      Sation      Awards       SARs       Payouts    Sation
                                   $           $           $          $          (#)           $          $
---------------------------------------------------------------------------------------------------------------

Rodney I.  Smith      1999     156,825      54,500          -           -      20,000           -          -
President, Chief      1998     175,000      54,500          -           -      20,000           -          -
Executive Officer     1997     170,503      81,500          -           -           -           -          -
And Chairman of
 the Board.
---------------------------------------------------------------------------------------------------------------


Option Grants in Last Fiscal Year

     The following table summarizes option grants during 1999 to the named executive officer:

                             Number of    % of Total
                            Securities      Options
                            Underlying    Granted to      Exercise
                              Options    Employees in      or Base     Expiration
Name                        Granted (#)   Fiscal Year   Price  ($/Sh)     Date
--------------------------  -----------  -------------  -------------  ----------

Rodney I. Smith...........      20,000          22.73%        0.5625     12/28/07

Aggregated Option Exercises in Last Fiscal Year and Year-End Option Values

                                          Number of
               Shares                  Shares Underlying         Value of Unexercised
              Acquired                Unexercised Options        In-the-Money Options
                 on        Value     at Fiscal Year End (#)    at Fiscal Year-End ($)(1)
              Exercise   Realized  -------------------------  --------------------------
Name            (#)        ($)     Exercisable Unexercisable  Exercisable  Unexercisable
-----------  --------   --------   ----------- -------------  -----------  -------------

Rodney I.
  Smith.....   --            --        6,833       33,167         ---          ---

________

(1) Value is based on the closing sales price of the Company's Common Stock on December 31, 1999 ($0.5625), the last trading day of 1999, less the option exercise price. All per share prices of the options held by Mr. Smith equal or exceed $0.5625.

Employment Agreement

     The Company has entered into an employment agreement with Mr. Rodney I. Smith, which provides for an annual base salary of $175,000. The present term of the agreement continues until December 31, 2000, and is thereafter automatically renewed for successive one-year periods unless Mr. Smith or the Company gives the other party three months prior written notice of non-renewal. Bonuses and salary increases may be granted by the Compensation Committee of the Board of Directors, as it so determines from time to time. Mr. Smith voluntarily reduced his annual base salary by 22.5% effective March 8, 1999 through August 23, 1999. Mr. Smith also is entitled to receive benefits offered to the Company's employees generally. If terminated without cause, Mr. Smith is entitled to receive as severance pay an amount equal to twenty-four (24) months of his base salary, less taxes, other required withholdings and any amounts owed to the Company, payable in accordance with the Company's standard payroll procedures. In addition, the employment agreement precludes Mr. Smith from competing with the Company during his employment and for at least one year thereafter, and from disclosing confidential information. The Company is the owner of and the beneficiary of three key person life insurance policies on Mr. Smith totaling $1,400,000.

Certain Relationships and Related Transactions

     At December 31, 1999, the Company owned an unsecured note for approximately $638,347 receivable from Mr. Rodney I. Smith, the Company's President and major shareholder, with a seven year term accruing interest at a rate of 6% per annum. During 1996, $102,300 of the note was reduced for the Company's purchase of 40,920 common shares from Mr. Smith. On December 31, 1997, the terms of the note were changed to call for annual payments of $45,948 beginning on December 31, 1998 and continuing through maturity on December 31, 2002. Payments for the years 1998 and 1999 have been made. During 1999, the note was increased by $20,776 for additional borrowings. Total interest income on this note was approximately $39,000 and $37,600 for the years ended December 31, 1999 and 1998, respectively.

     On July 15, 1999, the Company entered Stock Subscription Agreements with each of Rodney I. Smith and Guy M. Schuch, the Chief Operating Officer of Smith-Midland Virginia, the primary operating subsidiary of the Company. Pursuant to these agreements, Mr. Smith agreed to purchase 142,857 shares of common stock and Mr. Schuch agreed to purchase 328,571 shares of common stock of the Company for $.70 per share, or an aggregate of $330,000. The agreements were contingent upon the Company maintaining its listing on Nasdaq, a condition which was not met. Accordingly, these purchase transactions were not effectuated.

     The Company currently leases approximately three and one half acres of its Midland Virginia property from Mr. Rodney I. Smith, the Company's President and a major stockholder, as additional storage space for the Company's and some customers' finished products. The lease provides for a term that automatically renews on December 31 of each year unless otherwise canceled by either party. The lease provides for an annual rent of $6,000.


                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth, as of October 13, 2000, certain information concerning ownership of the Company's Common Stock by (i) each person known by the Company to own of record or be the beneficial owner of more than five percent (5%) of the Company's Common Stock, (ii) each of the Company's Directors and the named executive officer, and (iii) all Directors and Executive Officers as a group. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the shares indicated.

Name and Address of    Number of Shares                Percentage
Beneficial Owner(1)    Beneficially Owned(2)           of Class
----------------       ------------------              --------
Rodney I. Smith (3)(4)(5)    620,131                    20.28

Ashley B. Smith (3)(4)(6)     98,867                     3.23

Wesley A. Taylor (7)           8,450                       *

Andrew Kavounis (8)            3,000                       *

All directors, executive
officers and key employees
as a group  (6 persons)(2)
(3)(4)(5)(6)(7)(8)           730,448                   23.73
_______________________________
*    Less than 1%

(1) The address for each of Messrs. Rodney I. Smith, Ashley B. Smith, Taylor, and Kavounis is c/o Smith-Midland Corporation, P.O. Box 300, 5119 Catlett Road, Midland, Virginia 22728.

(2) Pursuant to the rules and regulations of the Securities and Exchange Commission, shares of Common Stock that an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(3) Rodney I. Smith and Ashley B. Smith are father and son, respectively. Each of Rodney I. Smith and Ashley B. Smith disclaims beneficial ownership of the other's shares of Common Stock.

(4) Does not include an aggregate of 77,972 shares of Common Stock held by Matthew Smith, and Roderick Smith, sons of Rodney I. Smith, and brothers of Ashley B. Smith, and 112,713 shares held by Merry Robin Bachetti, sister of Rodney I. Smith and aunt of Ashley B. Smith, for which each of Rodney I. Smith and Ashley B. Smith disclaims beneficial ownership.

(5) Includes 100,000 shares of Common Stock that have been deposited into an irrevocable trust (the "Trust") for the benefit of Hazel Smith, the income beneficiary of the Trust and former wife of Rodney I. Smith, and mother of Mr. Smith's children. Mr. Smith is the trustee of the Trust and, as such, may vote the shares, as he deems fit. Includes options to purchase 6,833 shares of Common Stock of the Company exercisable at $1.00 per share.

(6) Includes options to purchase 9,250 shares of Common Stock of the Company exercisable at $1.00 per share.

(7) Includes options to purchase 8,450 shares of Common Stock of the Company exercisable at $1.00 per share.

(8) Includes options to purchase 3,000 shares of Common Stock of the Company exercisable at $1.00 per share.

Compliance with Section 16(A)

     Section 16(a) ("Section 16(a)") of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires executive officers and Directors and persons who beneficially own more than ten percent (10%) of the Company's Common Stock to file initial reports of ownership on Form 3 and reports of changes in ownership on Form 4 with the Securities and Exchange Commission (the "Commission") and any national securities exchange on which the Corporation's securities are registered.

     Based solely on a review of the copies of such forms furnished to the Company and written representations from the executive officers and Directors, the Company believes that all Section 16(a) filing requirements applicable to its executive officers, Directors and greater than ten per cent (10%) beneficial owners were satisfied.

                                  Proposal #2
                                  -----------

         PROPOSAL TO RATIFY AN AMENDMENT TO THE 1994 STOCK OPTION PLAN

GENERAL INFORMATION RELATING TO THE 1994 SMITH-MIDLAND CORPORATION STOCK OPTION PLAN

     The Smith-Midland Corporation Stock Option Plan (the "Plan") was adopted by the Board of Directors and Stockholders on August 4, 1994. The Plan was intended to encourage and enable employees, consultants, advisors, and others, who are in a position to make significant contributions to the success of the Company, to acquire a closer identification of their interest with those of the Company by providing them with opportunities to purchase stock pursuant to the options granted under the Plan. The aggregate number of shares for which Options could be granted under the Plan was 280,000, subject to adjustments because of changes in the Company's capital structure such as stock dividends, stock splits,
recapitalizations, and other capital adjustments.   The options to be granted
under the Plan will be designated as incentive stock options or non-incentive stock options by the Board of Directors or a committee thereof, which also shall have full and final authority in its discretion as to the persons to be granted options, the number of shares subject to the options and the terms of the option agreements. Only employees of the Company, including officers, may be granted incentive stock options.

     The Plan provides that all options thereunder shall be exercisable during a period of no more than ten years from the date of the grant (five years for options granted to holders of 10% or more of the outstanding shares of Common Stock), depending upon the specific stock option agreement, and that the option exercise price shall be at least equal to 100% of the fair market value of the Common Stock at the time of the grant (110% for options granted to the holders of 10% or more of the outstanding shares of Common Stock). Pursuant to the provisions of the Plan, the aggregate fair market value (determined at the time the options are granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by an employee during any one calendar year shall not exceed $100,000.

     If the optionee shall cease to be an employee for any reason other than death, any options granted to the optionee shall be exercisable only to the extent of the vested purchase rights on that date, subject to the original term of the option or three months from the date of termination (one year in the event of cessation of employment on account of disability) whichever is earlier. If employment is terminated by death, the person or persons to whom the optionee's rights under the option are transferred by will or by the laws of descent and distribution, subject to the purchase rights vested as of the date the optionee ceased to be an employee, may exercise such Options any time prior to one year from the date of death; provided, that such Options or Options shall expire in any event no later than the last day of the original term of such Option. In the case of a Participant who is not an employee, provisions relating to the exercisability of an option following termination of service shall be specified in the award. If not so specified, all Options held by such

Participant shall terminate on termination of service to the Company. Options are not transferable by the grantee otherwise than by will or the laws of descent and distribution, and such Options may be exercised during the grantee's lifetime only by the grantee. If an Option under the Plan expires or terminates unexercised as to the shares covered thereby, such shares shall thereafter be available for the granting of other Options under the Plan. The Plan shall continue until such time as it may be terminated by action of the Board or the Committee; provided, however, that no Options my be granted under the Plan on or after the tenth anniversary of the effective date thereof.

     On October 23, 2000, the last per share sales price of the Common Stock was $.50.

     If shares are issued to the holder of a non-incentive option under the Plan
(1) no income will be recognized by the holder at the time of the grant of the option: (2) except as stated below, upon exercise of the option, the holder will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the shares over the option price; (3) if the holder exercising the option is restricted from selling the shares so acquired because the holder is an officer or director of the Company and would be subject to liability under
Section 16(b) of the Securities Exchange Act of 1934, then, unless the holder makes an election to be taxed under the rule of clause (2) above, the holder will recognize taxable ordinary income, at the time such Section 16(b) restriction terminates, equal to the excess of the fair market value of the shares at that time over the option price, and any dividends he or she received on the shares before that time will be taxable to him or her as income; (4) the Company will be entitled to a deduction at the same time and in the same amount as the holder has income under clause (2) or (3); and (5) upon a sale of shares so acquired, the holder may have additional short-term or long-term capital gain or loss.

     If shares are issued to the holder of an incentive stock option under the Plan (1) no income will be recognized by such holder at the time of the grant of the option or the transfer of shares to the holder pursuant to his or her exercise of the option; (2) the difference between the option price and the fair market value of the shares at the time of exercise will be treated as an item of tax preference to the holder; (3) no deduction will be allowed to the Company for Federal income tax purposes in connection with the grant or exercise of the option; and (4) upon a sale or exchange of the shares after the later of (a) one year from the date of transfer of the shares to the original holder, or (b) two years from the date of grant of the option, any amount realized by the holder in excess of the option price will be taxed to the holder as a long-term capital gain and any loss sustained by the holder will be a long-term capital loss. If the shares are disposed of before the holding period requirements described in the preceding sentence are satisfied, then (1) the holder will recognize taxable ordinary income in the year of disposition in an amount determined under the rules of the Code; (2) the Company will be entitled to a deduction for such year in the amount of the ordinary income so recognized; (3) the holder may have additional long-term or short-term capital gain or loss; and (4) the tax preference provision might not be applicable.

     During the year ended December 31, 1999 options to purchase an aggregate of 88,000 shares of Common Stock at a price of $.5625 per share were granted under the Plan. All such options were granted to executive officers and Directors of the Company.

     As of December 31, 1999, 40,000 options were held by Rodney I. Smith, the President and Chairman of the Board of the Company; 80,700 options by current executive officers; 3,000 by Andrew Kavounis, the current Director who is not an executive officer; 59,575 Options by other employees of the Company; and 3,000 by other outside parties. As of the same date, the Plan had 186,275 Options outstanding with 93,725 Options available for grant. In order to attract and retain the quantity and quality of employees that are critical to the future success of the Company, the Board believes that the number of Options available for grant under the Plan needs to be significantly increased. This proposal would increase the number of shares available for grant under the Plan to 575,000.

     The Board of Directors recommends that Stockholders vote FOR the proposal to increase the number of shares available for grant under the Company's 1994 Stock Option Plan to 575,000 shares.


                                  Proposal #3
                                  -----------

                ACCOUNTING MATTERS AND RATIFICATION OF AUDITORS


     The persons named in the enclosed proxy will vote to ratify the selection of BDO Seidman, LLP as independent auditors for the year ending December 31, 2000 unless otherwise directed by the Stockholders. A representative of BDO Seidman, LLP is expected to be present at the Annual Meeting, and will have the opportunity to make a statement and answer questions from Stockholders if he or she so desires.

     The Board of Directors recommends that Stockholders vote FOR approval of BDO Seidman, LLP as the Company's Independent Auditors.



                               VOTING AT MEETING

     The Board of Directors has fixed October 13, 2000 as the record date for the determination of Stockholders entitled to vote at this meeting. On or about that date, 3,050,798 shares of Common Stock were outstanding and entitled to vote.

                            SOLICITATION OF PROXIES

     The cost of solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by mail, officers and employees of the Company may solicit in person or by telephone. The Company may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expense in sending proxies and proxy material to beneficial owners.


                              REVOCATION OF PROXY

     Subject to the terms and conditions set forth herein, all proxies received by the Company will be effective, notwithstanding any transfer of the shares to which such proxies relate, unless prior to the Annual Meeting, the Company receives a written notice of revocation signed by the person who, as of the record date, was the registered holder of such shares. The Notice of Revocation must indicate the certificate number or numbers of the shares to which such revocation relates and the aggregate number of shares represented by such certificate(s).

                             STOCKHOLDER PROPOSALS

     In order to be included in proxy material for the 2001 Annual Meeting, Stockholders' proposed resolutions must be received by the Corporation no later than June 30, 2001. Stockholders who intend to submit a proposal at the Company's 2001 Annual Meeting without inclusion of such proposal in the Company's proxy materials are required to provide notice of such proposal to the Company no later than September 13, 2001. The Corporation suggests that proponents submit their proposals by certified mail, return receipt requested, addressed to the President of the Corporation.

                                 MISCELLANEOUS

     The management does not know of any other matter which may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons names in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

                                              By Order of the Board of Directors


                                              /s/ Rodney I. Smith
                                              Rodney I. Smith
                                              President

                                              Midland, Virginia
                                              October 27, 2000



THE MANAGEMENT HOPES THAT STOCKHOLDERS WILL ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                           SMITH-MIDLAND CORPORATION
                            PROXY FOR ANNUAL MEETING
                        TO BE HELD ON NOVEMBER 21, 2000
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Rodney I. Smith and Wesley A. Taylor with full power of substitution to vote for and on behalf of the undersigned at the undersigned at the Annual Meeting of Stockholders of SMITH-MIDLAND CORPORATION, to be held at the Company's Corporate Headquarters, located at 5119 Catlett Road, Midland, Virginia 22728, on Tuesday, November 21, 2000 at 7:00 pm, and at any adjournment or adjournments thereof, upon and with respect to all shares of the Common Stock of the Company upon and with respect to which the undersigned would be entitled to vote and act if personally present. The undersigned hereby directs the said Rodney I. Smith and Wesley A. Taylor to vote in accordance with their judgment on any matters which may properly come before the meeting, all as indicated in the Notice of the meeting, receipt of which is hereby acknowledged, and to act on the following matters set forth in such Notice as specified by the undersigned:

If no direction is made, this Proxy will be voted FOR election of Directors and
FOR proposals 2 and 3.
(1) Proposal to elect four (4) members of the   [ ] FOR all nominees listed  [ ] WITHHOLD AUTHORITY
    Board of Directors of the Company.              below (except as marked      to vote for all
                                                    to the contrary              nominees listed below
                                                    below)

    INSTRUCTION: To withhold authority for any individual nominee STRIKE such nominee's name from the list below.

      Rodney I. Smith, Ashley B. Smith, Wesley A. Taylor, Andrew Kavounis

(2) [ ] FOR     [ ] AGAINST     [ ] ABSTAIN   Proposal to ratify an amendment to the
                                              Smith-Midland 1994 Stock Option Plan to
                                              increase the number of shares authorized to be issued
                                              under the plan to 575,000.

(3) [ ] FOR     [ ] AGAINST     [ ] ABSTAIN   Proposal to ratify and approve the
                                              selection of BDO Seidman, LLP as the independent
                                              auditors of the Company for the year ending December
                                              31, 2000.
              MANAGEMENT RECOMMENDS A VOTE FOR PROPOSALS 2 and 3.

(4) In their discretion to transact such other business as may properly come before the meeting or any adjournment of adjournments thereof. The shares represented by this proxy will be voted for and in favor of the items set forth above unless a contrary specification is made.





Please mark,  date,  sign and return the proxy card promptly  using the enclosed      Dated
envelope. Sign exactly as your name appears hereon.                                        _________________________________

NOTE:  When shares are held by joint tenants,  both should sign. When signing as
attorney, executor,  administrator,  trustee or guardian, please give full title        ____________________________________
as such. If the person named on the stock certificate is deceased, please submit                    Signature
evidence of your authority. If a corporation,  sign in full corporate name by an authorized  officer and indicate the office held. If a partnership,  please sign
in the partnership name by authorized person.                                           ____________________________________
                                                                                             Signature, if held jointly

                                                                                        ____________________________________
                                                                                                   Printed Name

                                                                                        ____________________________________
                                                                                                  Current Address

